SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement            [ ]      Confidential, for Use
[X]      Definitive Proxy Statement                      of the Commission Only
[ ]      Soliciting Material Pursuant to                 (as permitted by Rule
         ss.240.14a-11(c) or ss.240.14a-12               14a-6(e)(2))


                              Horizon Telcom, Inc.
              ----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
   ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     3)   Filing Party:

     4)   Date Filed:

1605147v6

                                     [Logo]


                                 April 25, 2003



To the Stockholders of Horizon Telcom, Inc.:

Our Annual Stockholders Meeting will be held at 3:00 P.M. on Wednesday, May 21, 2003, at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601. A map is enclosed. We hope you will attend. This is your opportunity to hear up-to-date reports and ask questions. As always, refreshments will be provided.

Included with this letter are copies of our 2002 Annual Report to Stockholders, Form 10-K, a notice of the meeting, and a proxy statement. Holders of Class A shares will also receive a form of proxy.

We look forward to seeing you on May 21.

Sincerely yours,

/s/ Robert McKell

Robert McKell
Chairman

                            ------------------------

                              HORIZON TELCOM, INC.
                            ------------------------


                                     [LOGO]

                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 2003


TO THE STOCKHOLDERS OF
HORIZON TELCOM, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HORIZON TELCOM, INC. ("Horizon" or the "Company") will be held at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601 on May 21, 2003 at 3:00 p.m. (E.D.T.), for the following purposes:

     1. To elect ten (10) directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The proxy statement dated April 25, 2003 is attached. Only record holders of Horizon's Class A common stock will be eligible to vote at the meeting. Class B common stock is non-voting. This material is provided for the information of all stockholders. The record date for determining the record holders of Horizon Class A common stock entitled to notice of the meeting is April 24, 2003. The record date for determining the record holders of Horizon Class A common stock entitled to vote at the meeting is May 20, 2003.

     If you are not able to attend the meeting and you own Class A common stock, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.

                              By Order of the Board of Directors:

                              /s/ Jack E. Thompson


                              JACK E. THOMPSON
                              Secretary

Date:    April 25, 2003

     Copies of the Annual Report to Stockholders and the Form 10-K for the year ended December 31, 2002 containing financial statements are enclosed.

                                     [LOGO]


                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480

                                 PROXY STATEMENT


                                 APRIL 25, 2003


                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Horizon Telcom, Inc., an Ohio corporation ("Horizon"), of proxies from holders of Class A common stock for use at the 2003 Annual Meeting of Stockholders to be held on May 21, 2003 at 3:00 p.m. (E.D.T.), at the offices of Horizon Technology, Inc., 1410 Industrial Drive, Gateway Industrial Park, Chillicothe, Ohio 45601.

     This proxy statement and the accompanying form of proxy are being first mailed to stockholders on or about April 28, 2003. The stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of Horizon a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person; however, attendance at the meeting will not in and of itself constitute revocation of a proxy. Any proxy which is not revoked will be voted at the annual meeting in accordance with the stockholder's instructions. If a stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the annual meeting.

     Proxies are being solicited from holders of Horizon's Class A common stock by mail. Holders of class B common stock are not entitled to vote. Horizon will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of Horizon may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of Horizon will receive no additional compensation for any such further solicitation.

     Only holders of record of Horizon's Class A common stock are entitled to vote at the annual meeting. The record date for determining Class A record stockholders entitled to notice of the meeting is April 28, 2003. The record date for determining Class A record stockholders entitled to vote at the meeting is May 20, 2003. On April 28, 2003, Horizon had outstanding a total of 90,552 shares of Class A common stock, excluding treasury stock held by Horizon, which is not entitled to vote. Each share of Class A common stock is entitled to one vote on each matter to be considered at the annual meeting. However, Class A stockholders are entitled to vote cumulatively in the election of directors, as described below. A majority of the outstanding shares of Class A common stock, present in person or represented by proxy at the annual meeting, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Accordingly, the ten (10) nominees receiving the highest vote totals will be elected as directors of Horizon at the annual meeting. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and have no effect on the outcome of the vote. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this proxy statement.

     Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by Horizon to act as election inspectors for the meeting. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties.

                                CUMULATIVE VOTING

     Class A stockholders are entitled to vote their shares cumulatively in the election of directors, so long as the following procedure is followed. At least one Class A stockholder must demand cumulative voting by providing notice in the following manner:

     |X|  Notice must be in writing.

     |X| The notice must state that the holder desires the voting at the election of directors to be cumulative.

     |X| The notice must be addressed to either the president, a vice president, or the secretary of Horizon, at the address of Horizon's principal executive offices.

     |X| The notice must be mailed no later than 3:00 p.m. on Monday, May 19, 2003 (at least 48 hours before the time of the meeting).

     The demand must be announced at the commencement of the meeting by the chairman, the secretary, the stockholder who gave the notice, or someone on behalf of the stockholder who gave the notice. If there is no such notice and demand, votes may not be cumulated.

     If voting in the election is cumulative, the number of votes to which each Class A stockholder otherwise is entitled (the number of shares held) will be multiplied by ten (10) (the number of directors to be elected). Each stockholder will then be free to allocate that aggregate number of votes in whatever way the stockholder sees fit. Thus, the stockholder could cast the entire aggregate number all in favor of one candidate, if the stockholder so chose.

     If the election of directors entails cumulative voting, the proxy holders appointed by the enclosed proxy card intend to cumulate the votes represented by the proxies. Absent contrary instructions, the proxy holders will evenly divide proxy votes among the nominees named below, unless it appears that casting the votes this way makes it less likely that all of such nominees will be elected. In that event, the proxy holders will cast the votes in such a way as seems likely to elect as many of such nominees as possible.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of Horizon recommends a vote FOR the election of each of the nominees named below for election as director.

                              ELECTION OF DIRECTORS

     The proxy holders intend to vote FOR election of the nominees named below as directors of Horizon, unless otherwise specified on the proxy card signed by the stockholder. Directors of Horizon elected at the annual meeting to be held on May 21, 2003 will hold office until the next annual meeting or until their successors are elected and qualified.

     Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board of Directors may recommend.


     The name and age of each nominee and the period during which such person has served as a director are set forth below:

                                       SERVICE AS
NAME OF NOMINEE             AGE        DIRECTOR        POSITION
---------------             ---        --------        --------
Robert McKell               79         Since 1996      Chairman of the Board, Director
Thomas McKell               67         Since 1996      President, Director, President of Chillicothe Telephone
Jack E. Thompson            69         Since 1996      Secretary, Director
John E. Herrnstein(1)(2)    65         Since 1996      Director
David McKell                75         Since 1996      Director
Joseph S. McKell            77         Since 1996      Director
Donald L. McNeal(2)         65         Since 2002      Director
Helen Sproat                70         Since 1996      Director
Jerry B. Whited(1)          53         Since 2001      Director
Joel Gerber                 49         N/A             Director Nominee

----------------------------
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.

     Robert McKell, 79, has served as Chairman of the Board of Horizon Telcom since its inception in 1996, Chairman of Chillicothe Telephone from 1988 to1996, and President of Chillicothe Telephone 1962-1988. He received a Bachelor of Science degree in Electrical Engineering from the University of Colorado, served as a second lieutenant in the Army Signal Corps during World War II, and has 56 years of telecommunications experience.

     Thomas McKell, 67, has served as President and a director of Horizon Telcom since its inception in 1996 and of Chillicothe Telephone from 1988 to1996. He was Vice President of Chillicothe Telephone from 1962 to1988. He received a Bachelor of Science degree in Electrical Engineering from the University of Colorado and has 47 years of telecommunications experience. Tom is a member of the Advisory Board of the Huntington National Bank in Chillicothe.

     Jack E. Thompson, 69, has been Secretary and a director of Horizon Telcom since its inception in 1996 and was its chief financial officer from 1996 until 2000. He was Treasurer of Chillicothe Telephone from 1975 to1996, Secretary since 1982, and a director since1982. Jack received a Bachelor of Science degree in Accounting from The Ohio State University and has 36 years of telecommunications experience.

     John E. Herrnstein, 65, has been a director of Horizon Telcom since its inception in 1996 and was a director of Chillicothe Telephone from 1981 to1996. He is Chairman of the Compensation Committee. John has been a registered representative and financial consultant for the securities brokerage firms of A.
G. Edwards & Sons, Inc., since 1994, and McDonald Investments, Inc., from 1990 to 1994. He is a graduate of the University of Michigan.

     David McKell, 75, has been a director of Horizon Telcom since its inception in 1996 and was a director of Chillicothe Telephone from 1966 to1996. He received his Bachelor of Arts degree from Miami University and M.D. degree from the University of Cincinnati. Dr. McKell has retired after a career of practicing family medicine in Chillicothe. He is a member of the Board of Directors of the Ross County Health District.

     Joseph S. McKell, 77, has been a director of Horizon Telcom since its inception in 1996 and was a director of Chillicothe Telephone from 1983 to 1996. Dr. McKell, a physician, has practiced medicine in Chillicothe for more than forty years. He was awarded a Purple Heart during his service in the Army of the United States during World War II. He received his Bachelor of Science degree and M.D. degree from the University of Colorado.

     Donald L. McNeal, 65, was appointed a director of Horizon Telcom in November 2002. Don joined The Mead Corporation in 1962 and retired in 1992 as Vice President of Mead's Human Resources School and Office Products Division after working his entire business career in Mead's Human Resources Department. After graduating from The Ohio State University in 1959 with a Bachelors Degree in Industrial Management, he served as a captain in the United States Air Force.

     Helen Sproat, 70, has been a director of Horizon Telcom since its inception in 1996 and was a director of Chillicothe Telephone since 1988. She has been the owner and manager of Hidden Hill Gallery in Springboro, Ohio, since 1970. She has been a USA Equestrian judge for about 30 years. Helen is Secretary and a trustee of the Springboro Area Historical Society and Director of their Underground Railroad tours and educational programs. She attended the University of Colorado.

     Jerry B. Whited, 53, has been a director of Horizon Telcom since November 2001, and is Chairman of the Audit Committee. Jerry is a partner in the CPA firm of Whited, Seigneur, Sams, and Rahe. He is a member of the Board of Directors of the Citizens National Bank and serves on various boards and committees of local non-profit organizations. Jerry is a graduate of Bowling Green State University.

     Joel Gerber, 49, is Agency Principal/President of Gerber Insurance and Financial Services and a partner in Timberidge Heights, a real estate development company. He serves on the Advisory Board of the Huntington National Bank in Chillicothe. Joel attended Ohio University and The American College after serving in the United States Navy. He was recognized as the 2000 "Citizen of the Year" by the Chillicothe Jaycees.

     Joseph G. Kear resigned from the board in December 2002, and is not seeking election to the board.

     Robert McKell, Thomas McKell, David McKell and Joseph McKell are brothers. Helen Sproat is their sister. Phoebe McKell (the President of Horizon Services, Inc. and of Horizon Technology, Inc.) is the daughter of Robert McKell. William McKell (the President and Chief Executive Officer of Horizon PCS, Inc.) is the son of Thomas McKell.

     Information concerning the Company's executive officers is incorporated herein by reference from Item 10 of the Company's Annual Report on Form 10-K, a copy of which is enclosed.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

     MEETINGS OF THE BOARD OF DIRECTORS--During 2002 there were six meetings of the Board of Directors. Each incumbent director attended more than 75% of all meetings of the Board of Directors and any committees on which that director served.

     DIRECTOR COMPENSATION--Directors who are not otherwise employed by Horizon or its subsidiaries receive $2,450 per quarter as director compensation. Robert McKell, Thomas McKell, and Jack Thompson receive $50 per quarter. In addition, the chairmen of the Audit Committee and the Compensation Committee each receive an additional $1,500 per quarter and each member of these committees receives an additional $1,000.

     BOARD COMMITTEES

     Audit Committee. Horizon currently has an Audit Committee which is responsible for recommending to the Board of Directors the engagement of its independent public accountants and reviewing with the independent auditors the scope and results of the audits, its internal accounting controls, audit practices and the professional services furnished by the independent auditors. The Audit Committee, initially organized in November 2001, is currently comprised of two members, Messrs. Whited and Herrnstein. It met four times in 2002. The Board intends to add another member to this committee after the Annual Meeting.

     Compensation Committee. Horizon also has a Compensation Committee, which is responsible for reviewing and approving all compensation arrangements for its officers, as well as administering the stock option plan. The Compensation Committee is currently comprised of two members, Messrs. Herrnstein and McNeal. It met four times in 2002.

     Nominating Committee. Horizon does not have a nominating committee. Instead, the entire Board of Directors performs the functions of a nominating committee, at regularly scheduled and special meetings of the Board.

                          REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission") or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

     The Board of Directors generally maintains an Audit Committee comprised of three of the Company's outside directors. Currently, there is one vacancy on the Audit Committee which the Board intends to fill after the Annual Meeting. The Board of Directors and the Audit Committee believe that the Audit Committee's current members are all "independent directors" as that term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. The Board of Directors has approved a written Charter of the Audit Committee, a copy of which was attached as Appendix A to the 2002 Proxy Statement.

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent public accountants are responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, in March 2003, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2002 with management and the independent auditors, including without limitation, a discussion with the independent public accountants of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has discussed with the independent public accountants the auditors' independence from management and Horizon, including the matters in the written disclosures and the letter from the independent public accountants required by the Independence Standards Board, Standard No. 1.

     Although Mr. Whited is a certified public accountant, the other members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Furthermore, Mr. Whited is not engaged as the Company's independent public accountant. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact "independent."

     In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with Securities and Exchange Commission.

                                             AUDIT COMMITTEE

                                             Jerry B. Whited,  Chairman
                                             John E. Herrnstein

     The Company incurred the following fees for services performed by KPMG LLP and Arthur Andersen LLP in 2002:

AUDIT FEES

     The audit fees billed or expected to be billed for the audit of the Company's consolidated financial statements for the year ended December 31, 2002, including reviews of interim financial statements included in the Company's quarterly reports on Form 10-Q during the same period were approximately $626,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Neither KPMG LLP nor Arthur Andersen LLP rendered any services related to financial information systems design and implementation for the year ended December 31, 2002.

ALL OTHER FEES

     Fees for audit-related work, which were approximately $39,000 for the year ended December 31, 2002, consist primarily of audits of employee benefit plans. Aggregate fees billed for other services for the year ended December 31, 2002 were approximately $598,000, primarily for tax compliance and consulting work. Aggregate fees billed for audit-related and all other services for the year ended December 31, 2002 were approximately $637,000.

AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by KPMG LLP and others for the audit of the Company's annual financial statements for the years ended December 31, 2002 and 2001, and fees billed for other services rendered by KPMG LLP and others during those periods. Certain amounts for 2001 have been reclassified to conform to the 2002 presentation.


                                  2001                      2002

AUDIT FEES:(1)                    $  583,000               $   626,000
AUDIT RELATED FEES:(2)               104,000                    39,000
TAX FEES:(3)                         272,000                   485,000
ALL OTHER FEES:(4)                    55,000                   113,000
TOTAL                             $1,014,000                $1,263,000

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, and assistance with various offering memoranda of Horizon PCS, Inc.
(2) Audit related fees consisted principally of audits of employee benefit plans and special procedures related to regulatory filings in 2002.
(3) Tax fees consisted principally of assistance with matters related to income tax expense reduction studies as well as tax compliance and reporting.

(4) Other fees consisted principally of advisory and other consultant services (primarily cost reduction studies) .

     The Audit Committee considered whether the payments made to Horizon's independent public accountants for non-audit services for 2002 are compatible with maintaining such auditors' independence, and concluded they are compatible.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     1. AUDIT services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

     2. AUDIT-RELATED services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

     3. TAX services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

     4. OTHER FEES are those associated with services not captured in the other categories. The Company generally doesn't request such services from the independent auditor.

     Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                      REPORT OF THE BOARD OF DIRECTORS AND
                           THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

     Horizon's Board of Directors historically took a long-term view toward overall compensation levels, consistent with the long-term commitment of most of its personnel, and compensated its key management personnel with annual cash salaries plus bonuses. Factors taken into consideration in setting salary and bonus levels included experience, performance, responsibility and qualifications. All of these factors were considered subjectively, with no particular emphasis or weight given to any one factor.

     The Company has not traditionally used stock as compensation, because the Company was closely held. However, in 1999 it established the 1999 Stock Option Plan, which permits granting both incentive stock options and nonqualified stock options, for class B common stock to employees. The maximum number of shares issuable is 10,000 shares of class B common stock. In 1999, the Company granted options to purchase 950 shares of class B common stock at an exercise price of $60.00 per share. No options were granted in 2000, 2001 or 2002 by Horizon Telcom. In 2002, Horizon PCS granted 200,000 options for Horizon PCS Class A stock, at $5.60 per share, to Alan Morse in connection with his engagement as the new Chief Operating Officer of Horizon PCS.

     During 2002, the Board of Directors reviewed and approved the compensation of Robert McKell, Thomas McKell and Jack Thompson, the Chairman of the Board, the President and the Secretary of Horizon, respectively. Robert McKell and Thomas McKell, with their families, already hold significant amounts of stock in Horizon. The Board of Directors therefore believes they do not need additional stock-based incentives to maximize shareholder value. However, in recognition of his contributions to the Company, Jack Thompson was granted options to purchase 150 shares of class B common stock in 1999, under the 1999 Stock Option Plan.

     The Compensation Committee, formed in November 2001, is to consider and establish compensation policies, specifically setting salary, annual incentive levels, and long-term incentive levels for the Chairman of the Board, President and the Secretary. The Compensation Committee plans to follow substantially the same philosophy as the Board of Directors in determining compensation.

     The compensation of the executive officers of Horizon PCS is determined by Horizon PCS' Board of Directors. The Board of Directors and Compensation Committee note that several of Horizon PCS' directors are third-party investors. As such, they feel these investor/directors have an interest in maintaining balance between providing incentives and avoiding excessive compensation.

Compensation of the Chief Executive Officer

     The annual base salary of the Chief Executive Officer of Horizon Telcom is determined by the Board of Directors in recognition of his leadership role in formulating and executing strategies for responding to the challenges of our industry, and their assessment of his past performance and expectations for his future contributions in leading the Company. The 2002 base salary was not set in response to attainment of any specific goal by the Company, although the Board of Directors took into consideration his individual contributions to the Company's performance.

Compliance with Code Section 162(m)

     The maximum amount which an employer may claim as a compensation deduction with respect to certain employees in a given fiscal year, pursuant to Section 162(m) of the Code is $1.0 million, unless an exemption for performance-based compensation is met. The Compensation Committee believes it is unlikely that any executive officers of the Company will, in the near future, receive in excess of $1.0 million in aggregate compensation, other than those individuals with respect to whom the performance-based compensation exemption has been satisfied.

     BOARD OF DIRECTORS                        COMPENSATION COMMITTEE

Robert McKell      Helen Sproat                John E. Herrnstein, Chairman
Thomas McKell      John E. Herrnstein          Donald L. McNeal
Jack E. Thompson   Jerry B. Whited
Joseph S. McKell   Donald L. McNeal
David McKell

EXECUTIVE COMPENSATION AND RELATED PARTY TRANSACTIONS

     Information regarding executive compensation and related party transactions is incorporated by reference to Items 11 and 13 of Horizon's Form 10-K, a copy of which is enclosed.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Horizon's executive officers and directors and persons who beneficially own more than 10% of Horizon's stock to file initial reports of ownership and reports of changes in ownership with the Commission. Executive officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish Horizon with copies of all
Section 16(a) forms they file.

     Based  solely on its review of copies of forms  received  by it pursuant to
Section 16(a) of the Exchange Act, or written representations from certain reporting persons, Horizon believes that during 2002, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except that Mr. William McKell filed one late Form 4 to report late sale, and each of Mr. Herrnstein and Mr. Whited reported one late purchase on a Form 5.


                 OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS
                         AND CERTAIN EXECUTIVE OFFICERS

     Information regarding ownership of Horizon's common stock by principal stockholders, directors and certain executive officers is incorporated herein by reference to Item 12 of Horizon's Form 10-K, a copy of which is enclosed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On June 21, 2002, Horizon Telcom, Inc. dismissed Arthur Andersen LLP as its principal accountant and engaged KPMG LLP as its principal accountant. The decision to change principal accountants was approved by the Audit Committee of the Board of Directors of the Company. During the past two fiscal years and through the date of Andersen's dismissal, the Company engaged KPMG to perform limited tax and other consulting services, but did not consult with KPMG on any accounting or auditing related matters or any other matters that are reportable under Item 304(a)(2) of Regulation S-K.

     Andersen's reports on the consolidated financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and through the date of Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years, nor were there any reportable events as listed in
Item 304(a)(1)(v) of Regulation S-K.

     Approval or selection of Horizon's independent certified public accountants is not submitted for a vote at the Annual Meeting of Stockholders. Horizon's Board of Directors has historically selected the independent certified public accountants, and the Board believes that it would be to the detriment of Horizon and its stockholders for there to be any impediment, such as selection or ratification by the stockholders, to the Board's exercising its judgment to remove Horizon's independent certified public accountants if, in its opinion, such removal is in the best interest of Horizon and its stockholders.

     Horizon expects a representative from the accounting firm of KPMG LLP to attend the Annual Meeting of Stockholders.

                            STOCKHOLDER PROPOSALS FOR
                           NEXT YEAR'S ANNUAL MEETING

     In order for a holder of Class A shares to present a proposal to be considered for inclusion in Horizon's proxy statement and form of proxy for the 2003 Annual Meeting of Stockholders, as provided by Rule 14a-8 of the Commission (promulgated under the Exchange Act), Horizon must receive the proposal by December 29, 2003 [120 days before anniversary of date of mailing this proxy]. Proxy holders will have discretionary voting authority with regard to any stockholder proposal brought before the 2004 annual meeting unless Horizon receives notice of the proposal by March 21, 2004. If the date of the 2003 annual meeting is advanced or delayed by more than 30 calendar days from May 21, Horizon will inform the stockholders in a timely manner that the date has changed, and provide new dates by which it must receive stockholder proposals.

                                  ANNUAL REPORT

     Copies of Horizon's 2002 Annual Report and Form 10-K are being mailed with this Proxy Statement. However, except as specifically incorporated by reference, they are not a part of this proxy statement. For free, additional copies of the Annual Report and Form 10-K, including the financial statements and schedules (but not including the exhibits), send your request in writing to:

                              HORIZON TELCOM, INC.
                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480
                              ATTN: MS. BETTY UHRIG


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. HOLDERS OF CLASS A COMMON STOCK WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOU NEED NOT AFFIX POSTAGE.

                              By Order of the Board of Directors


                              /s/ Jack E. Thompson

                              JACK E. THOMPSON
                              Secretary

Dated:  April 25, 2003

                              HORIZON TELCOM, INC.
                          PROXY - CLASS A COMMON STOCK
                           ANNUAL MEETING MAY 21, 2003


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Robert McKell, Jack
E. Thompson and Thomas McKell, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all the shares of common stock of Horizon Telcom, Inc. ("Horizon") held of record by the undersigned on May 20, 2003, at the Annual Meeting of Stockholders to be held on May 21, 2003 or any adjournment thereof (the "Meeting").

THE PROXIES SHALL VOTE AS SPECIFIED BY THE STOCKHOLDER, OR IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED HEREIN AND IN ACCORDANCE WITH ITEM 2. IF VOTING FOR DIRECTORSHIPS IS CUMULATIVE AND THE UNDERSIGNED HAS NOT INDICATED OTHERWISE, THEN THE PROXIES WILL HAVE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND, IN THEIR SOLE DISCRETION, TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES.


     1. Election of Directors

|_| FOR all of the nominees       |_| FOR the nominees listed below       |_|    WITHHOLD AUTHORITY
    listed below                      except as marked to the contrary           to vote for all nominees listed below



(Instruction: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, strike a line through that nominee's name in the list below)


   DIRECTOR NOMINEES:    John E. Herrnstein    Joel Gerber        David McKell     Joseph S. McKell   Robert McKell

                         Thomas McKell         Donald L. McNeal   Helen Sproat     Jack E. Thompson   Jerry B. Whited


     2. In the discretion of the proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.

Dated _________________________, 2003        -----------------------------------

                                             -----------------------------------
                                                Signature(s)

                                             (Stockholders  should sign  exactly
                                             as   name    appears    on    stock
                                             certificate.  Where  there  is more
                                             than one owner,  each should  sign.
                                             Executors, Administrators, Trustees
                                             and    others    signing    in    a
                                             representative  capacity  should so
                                             indicate.)

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